                                                                   Exhibit 24(d)

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, J. ERIC DANIELS of Farmington, Connecticut, Director, Chairman of the Board, President and Chief Executive Officer of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 31 2000.



                               /s/J. Eric Daniels
                               Director, Chairman of the Board, President
                               and Chief Executive Officer
                               The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, GEORGE C. KOKULIS of Simsbury, Connecticut, Director and Executive Vice President of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                            /s/George C. Kokulis
                                            Director, Executive Vice President
                                            The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, a Director of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                             /s/Katherine M. Sullivan
                                             Director
                                             The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS:

            That I, GLENN D. LAMMEY of Simsbury, Connecticut, Chief Financial Officer, Chief Accounting Officer and Controller of The Travelers Insurance Company (hereafter the "Company"), do hereby make, constitute and appoint ERNEST
J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by said Company, and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

            IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March 2000.

                                   /s/Glenn D. Lammey
                                   Chief Financial Officer,
                                   Chief Accounting Officer and Controller
                                   The Travelers Insurance Company